UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                   811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	03/31/2010

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
37	Officers and Directors
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Municipal Income, Inc.

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2009, through March 31, 2010.

The municipal markets continued to show resiliency despite budgetary constraints and revenue shortfalls, due in part to the American Recovery and Reinvestment Act of 2009’s positive impact on credit conditions and supply-and-demand factors. In addition, taxable-equivalent yield differences — which have been favorable to municipals for most of the past 10 years — along with near-zero percent yields on money market funds have also helped buoy demand for municipal securities through this recent market cycle.

Considering the political risk that potentially might affect many investors, we believe tax efficiency will be an important consideration for investors over the next few years.As for the municipal bond market outlook, we believe there will be challenges faced by lower-rated municipalities, but that the overall market remains solvent and sound. With that said, investors may benefit from active management processes that employ fundamental and independent credit analysis of the securities in which they invest. If you have questions about municipals, talk to your financial advisor, who can help you navigate through the current market environment and recommend appropriate ways to seek potential opportunities while maintaining your long-term goals within the appropriate level of risk you’re willing to accept.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus Municipal Income achieved a total return of 0.83% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.27 per share, which reflects an annualized distribution rate of 6.07%.2 Municipal bonds generally rallied over the reporting period amid an economic recovery and robust demand for a limited supply of securities. The fund’s higher yielding, corporate-backed holdings helped drive its performance, as did its leveraging strategy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Rebounded with U.S. Economy

The reporting period began in the midst of a global recovery from a severe recession and financial crisis. Although the U.S. unemployment rate remained stubbornly high, evidence of economic improvement included rising manufacturing activity and an apparent bottoming of housing prices. Indeed, U.S. GDP returned to growth over the second half of 2009, but the pace of economic improvement proved to be slower than historical averages. In addition, most states continued to struggle with budget shortfalls due to tax revenue shortfalls and intensifying demand for services. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

As has been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment while the economic recovery gained traction. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, a part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought alternatives to low yielding money market funds.

In this environment, municipal bond yields trended downward. Performance was particularly strong among lower-rated municipal bonds that had been punished severely during the downturn.

Security Selection Strategy Supported Fund Returns

The fund benefited over the reporting period from its holdings of BBB-rated bonds backed by revenues from health care facilities and the states’ settlements of litigation with U.S. tobacco companies. However, as the rally aged, valuations of bonds at the lower end of the investment-grade spectrum climbed to less attractive levels. We trimmed the fund’s holdings of municipal bonds rated BBB, and we increased its exposure to A-rated bonds issued on behalf of airports, transportation projects and educational institutions.

The fund boosted its dividend distribution rate during the reporting period, primarily due to the benefits of steeper-than-average yield differences along the market’s maturity range, which enabled seasoned holdings to gain more value as they moved closer to final maturity. In addition, the fund received positive contributions to performance from its leveraging strategy, which benefited from historically low interest rates. During the reporting period, the fund called for the partial redemption of its auction-rate preferred shares, at par value and on a pro rata basis by series, in specified amounts.The fund intends to utilize tender option bonds as a replacement for the leverage provided by redeemed auction rate preferred shares.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. In our view, demand seems likely to remain robust as investors are likely to grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, we are mindful of the possibility that the Build America Bonds program may be extended beyond its current expiration date at the end of this year; if that were to occur, it potentially could keep the supply of new tax-exempt bonds relatively low. Consequently, we have retained our focus on higher-quality bonds. Of course, we are prepared to adjust our strategies as we deem appropriate as market conditions change.

April 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2

Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
M a r c h 3 1 , 2 0 1 0 ( U n a u d i t e d )

Long-Term Municipal	Coupon	Maturity	Principal
Investments—150.5%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—9.5%
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	10,000,000 [a,b]	10,426,450
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR
(Collateralized: FHLMC,
FNMA and GNMA)	5.80	12/1/39	2,605,000	2,720,506
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000	1,057,560
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000	2,168,420
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000	1,569,920
California—23.4%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	5,001,400
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000	4,101,719
California,
GO (Various Purpose)	5.00	11/1/32	1,500,000	1,420,305
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000	3,295,590
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000	2,653,200
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,530,175
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)
(Prerefunded)	6.50	7/1/10	1,455,000 [c]	1,490,167

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/32	6,000,000 [d]	1,443,480
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000	2,199,820
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	5,000,000	4,622,050
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	2,500,000	1,951,950
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	3,500,000	2,479,540
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.80	6/1/13	3,000,000 [c]	3,586,710
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000	2,430,360
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000	1,057,090
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/29	2,210,000	2,321,517
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000	1,628,490
Colorado—6.3%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000	1,772,055

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project)	6.13	6/1/38	2,525,000	2,539,923
Colorado Springs,
HR	6.38	12/15/30	2,890,000	2,939,217
Colorado Springs,
HR (Prerefunded)	6.38	12/15/10	2,835,000 [c]	2,981,966
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000	1,592,970
District of Columbia—.5%
District of Columbia,
Revenue (Catholic University
America Project) (Insured; AMBAC)	5.63	10/1/29	475,000	480,002
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	480,000	488,808
Florida—4.6%
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000	4,454,496
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	2,000,000	2,118,080
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	5.80	10/1/34	1,095,000	1,098,526
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000	1,019,840
Georgia—2.6%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000	3,167,580
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,750,000	1,816,657

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Hawaii—1.1%
Hawaii,
Airports System Revenue	5.25	7/1/26	2,000,000	[e]	2,116,880
Illinois—2.2%
Chicago,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	6.13	7/1/10	315,000	[c]	322,667
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	2,000,000		1,775,860
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital) (Prerefunded)	6.88	5/15/10	1,990,000	[c]	2,024,487
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,062,620
Maryland—3.3%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,019,970
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,842,675
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	5.63	6/1/13	2,000,000	[c]	2,274,680
Massachusetts—19.0%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities
Authority, Revenue (Harvard
University Issue))	5.00	12/15/34	10,000,000	[a,b]	10,784,750
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b]	10,542,900

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	3,000,000	2,736,450
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000	2,006,583
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group
Issue) (Prerefunded)	6.00	1/1/12	530,000 [c]	582,576
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	2,000,000	2,132,800
Massachusetts Housing Finance
Agency, Rental Housing Mortgage
Revenue (Insured; AMBAC)	5.50	7/1/40	2,230,000	1,818,610
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000	5,233,691
Michigan—7.0%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000	2,565,518
Michigan Hospital Finance Authority,
HR (Henry Ford Health System)	5.00	11/15/38	1,515,000	1,323,792
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,185,000	3,776,000
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000	2,947,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	3,000,000	2,521,320
Minnesota—2.4%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	3,341,640
Minnesota Agricultural and
Economic Development Board,
Health Care Facilities Revenue
(Essentia Health Obligated Group)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	2/15/37	1,000,000	1,012,930
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	81,078
Mississippi—3.2%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000	5,988,780
Missouri—1.4%
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)
(Prerefunded)	6.25	12/1/10	2,500,000 [c]	2,621,225
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	85,000	86,745
Nevada—2.1%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000	4,015,920

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Hampshire—1.1%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; AMBAC)	6.00	5/1/21	2,135,000	2,168,477
New Jersey—2.5%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000	2,011,940
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	2,500,000	2,638,450
New Mexico—1.6%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	3,002,040
New York—1.7%
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/27	1,500,000	1,532,025
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	1,435,000	1,652,302
North Carolina—.5%
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	920,000	920,874
Ohio—2.0%
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	2,100,000	2,183,811
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000	1,666,540

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—7.6%
Lancaster Higher Education
Authority, College Revenue
(Franklin and Marshall
College Project)	5.00	4/15/37	2,000,000	2,027,700
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000	1,946,105
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.25	6/1/39	2,000,000	2,043,640
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	1,755,000	1,780,939
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health) (Prerefunded)	5.88	12/1/11	5,995,000 [c]	6,556,252
Rhode Island—1.0%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000	1,910,760
South Carolina—6.8%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	5,026,500
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000	3,252,030
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000	4,511,888
Tennessee—2.5%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage Revenue
(Mountain States Health Alliance)	5.50	7/1/36	2,000,000	1,961,700

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Tennessee (continued)
Metropolitan Government of Nashville
and Davidson County Health and
Educational Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/29	2,500,000	2,818,200
Texas—9.2%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Revenue Improvement
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/1/35	1,500,000	1,433,250
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	6.38	6/1/11	3,565,000 [c]	3,839,148
La Vernia Higher Education Finance
Corporation, Education Revenue
(Knowledge is Power Program, Inc.)	6.25	8/15/39	2,250,000	2,320,582
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000	1,398,750
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	4,000,000	4,283,240
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000	4,105,160
Utah—.0%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	50,000	50,262
Vermont—1.0%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,553,940
Vermont Housing Finance Agency,
SFHR (Insured; Assured
Guaranty Municipal Corp.)	6.40	11/1/30	290,000	296,128
Virginia—1.3%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000	2,384,620

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—4.3%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,000,000	3,221,070
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000	1,646,850
Washington Housing Finance
Commission, Revenue (Single-Family
Program) (Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,160,000	3,207,052
West Virginia—1.8%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000	926,670
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	2,500,000	2,404,950
Wisconsin—4.1%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	2,500,000 [c]	2,810,575
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,975,000	4,906,245
Wyoming—1.8%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000	1,409,670
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000	2,080,360
U.S. Related—10.5%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000	1,533,345
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000	1,005,170
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,500,000	1,568,040

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000		1,869,339
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000		5,481,756
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	[e]	1,488,630
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000		1,028,000
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000		5,922,785
Total Long-Term Municipal Investments
(cost $274,995,237)					283,975,246

Short-Term Municipal
Investment—2.6%
California;
California,
Economic Recovery Bonds (LOC;
JPMorgan Chase Bank)
(cost $5,000,000)	0.27	4/1/10	5,000,000	[f]	5,000,000

Total Investments (cost $279,995,237)			153.1%		288,975,246
Liabilities, Less Cash and Receivables			(6.7%)		(12,762,295)
Preferred Stock, at redemption value			(46.4%)		(87,500,000)
Net Assets Applicable to Common Shareholders			100.0%		188,712,951

a	Collateral for floating rate borrowings.
b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2010, these securities had a total market value of $31,754,100 or 16.8% of net assets applicable to Common Shareholders.

c

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Security issued with a zero coupon. Income is recognized through the accretion of discount.
e	Purchased on a delayed delivery basis.
f	Variable rate demand note—rate shown is the interest rate in effect at March 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes

XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	16.3
AA		Aa		AA	12.0
A		A		A	43.1
BBB		Baa		BBB	21.2
CC		Ca		CC	.7
F1		MIG1/P1		SP1/A1	1.8
Not Rated[g]		Not Rated[g]		Not Rated[g]	4.9
					100.0

† Based on total investments. g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	279,995,237	288,975,246
Cash		1,507,275
Interest receivable		4,659,533
Prepaid expenses		7,177
		295,149,231
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		179,878
Payable for floating rates notes issued—Note 3		15,000,000
Payable for investment securities purchased		3,564,860
Interest and expense payable related to
floating rate notes issued—Note 3		52,056
Commissions payable		8,323
Dividends payable to Preferred Shareholders		3,895
Accrued expenses		127,268
		18,936,280
Auction Preferred Stock, Series A and B, par value $.001
per share (3,500 shares issued and outstanding at $25,000
per share liquadation preference)—Note 1		87,500,000
Net Assets applicable to Common Shareholders ($)		188,712,951
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,594,744 shares issued and outstanding)		20,595
Paid-in capital		185,024,509
Accumulated undistributed investment income—net		4,170,701
Accumulated net realized gain (loss) on investments		(9,482,863)
Accumulated net unrealized appreciation
(depreciation) on investments		8,980,009
Net Assets applicable to Common Shareholders ($)		188,712,951
Shares Outstanding
(110 million shares authorized)		20,594,744
Net Asset Value, per share of Common Stock ($)		9.16

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Interest Income	8,044,097
Expenses:
Management fee—Note 2(a)	1,001,201
Commission fees—Note 1	82,246
Interest and expense related to floating rate notes issued—Note 3	52,056
Professional fees	47,890
Shareholders’ reports	20,483
Shareholder servicing costs—Note 2(b)	17,212
Custodian fees—Note 2(b)	11,175
Registration fees	10,000
Directors’ fees and expenses—Note 2(c)	9,563
Miscellaneous	30,244
Total Expenses	1,282,070
Investment Income—Net	6,762,027
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,397,609
Net unrealized appreciation (depreciation) on investments	(7,686,654)
Net Realized and Unrealized Gain (Loss) on Investments	(5,289,045)
Dividends to Preferred Shareholders	(186,968)
Net Increase in Net Assets Resulting from Operations	1,286,014

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009
Operations ($):
Investment income—net	6,762,027	13,641,572
Net realized gain (loss) on investments	2,397,609	(6,124,065)
Net unrealized appreciation
(depreciation) on investments	(7,686,654)	23,217,709
Dividends to Preferred Shareholders	(186,968)	(1,276,749)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,286,014	29,458,467
Dividends to Common Shareholders from ($):
Investment income—net	(5,601,770)	(10,132,614)
Total Increase (Decrease) in Net Assets	(4,315,756)	19,325,853
Net Assets ($):
Beginning of Period	193,028,707	173,702,854
End of Period	188,712,951	193,028,707
Undistributed investment income—net	4,170,701	3,197,412

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
	March 31, 2010		Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	9.37	8.43	9.34	9.66	9.68	9.51
Investment Operations:
Investment income—net[a]	.33	.66	.70	.69	.65	.68
Net realized and unrealized
gain (loss) on investments	(.26)	.83	(.95)	(.34)	.00[b]	.21
Dividends on Preferred
Stock from investment
income—net	(.01)	(.06)	(.17)	(.18)	(.15)	(.10)
Total from
Investment Operations	.06	1.43	(.42)	.17	.50	.79
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.27)	(.49)	(.49)	(.49)	(.52)	(.62)
Net asset value, end of period	9.16	9.37	8.43	9.34	9.66	9.68
Market value, end of period	8.96	8.62	7.03	8.67	9.17	9.35
Total Return (%)[c]	7.21[d]	30.87	(14.04)	(.34)	3.86	(2.58)

Six Months Ended
March 31, 2010			Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock[e]	1.37[f]	1.41	1.55	1.67	1.61	1.48
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[e]	.06[f]	—	.19	.35	.28	.16
Ratio of net investment income
to average net assets
applicable to Common Stock[e]	7.21[f]	7.98	7.64	7.28	6.83	7.03
Ratio of total expenses to
total average net assets	.90[f]	.89	1.01	1.11	1.06	.99
Ratio of interest and expense
related to floating rate
notes issued to total
average net assets	.04[f]	—	.12	.23	.18	.11
Ratio of net investment income
to total average net assets	4.73[f]	5.04	4.98	4.82	4.53	4.67
Portfolio Turnover Rate	12.03[d]	23.36	50.58	10.30	10.09	12.62
Asset coverage of
Preferred Stock, end of period	316	293	274	292	300	299
Net Assets, net of
Preferred Stock,
end of period ($ x 1,000)	188,713	193,029	173,703	192,439	198,839	199,388
Preferred Stock outstanding,
end of period ($ x 1,000)	87,500	100,000	100,000	100,000	100,000	100,000

a	Based on average common shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annulized.
e	Does not reflect the effect of dividends to Preferred Shareholders.
f	Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the NewYork Stock Exchange (the “NYSE”) Alternext under the ticker symbol DMF.

The fund has outstanding 1,700 shares of Series A and 1,800 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

On November 2, 2009, the Board of Directors authorized the fund to redeem up to 25% of the fund’s APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended March 31, 2010, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	200	5,000,000	March 10, 2010
B	200	5,000,000	March 12, 2010
A	100	2,500,000	March 31, 2010
Total	500	12,500,000

On March 10, 2010, the fund announced the following additional redemption of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Total	Total
	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
B	100	2,500,000	April 5, 2010

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	288,975,246	—	288,975,246

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share

(but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 30, 2010, the Board of Directors declared a cash dividend of $0.0475 per share from investment income-net, payable on April 30, 2010 to Common Shareholders of record as of the close of business on April 15, 2010.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividends rates as of March 31, 2010, for each Series of APS were as follows: Series A—0.442% and Series B—0.457%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended March 31, 2010 for each Series of APS were as follows: Series A—0.381% and Series B—0.378%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $6,390,225 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $1,413,550 of the carryover expires in fiscal 2010, $360,799 expires in fiscal 2011, $3,070,416 expires in fiscal 2012, $298,941 expires in fiscal 2016 and $1,246,519 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: tax exempt income $11,409,363. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2010, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates BNY Mellon Shareowner Services under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $7,051 pursuant to the transfer agency agreement, which is included in shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2010, the fund was charged $11,175 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $167,618, custodian fees $7,118, transfer agency per account fees $2,400 and chief compliance officer fees $2,742.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $33,878,756 and $58,770,642, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended March 31, 2010. These disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2010, was approximately $6,666,700, with a related weighted average annualized interest rate of 1.57%.

At March 31, 2010, accumulated net unrealized appreciation on investments was $8,980,009, consisting of $14,086,344 gross unrealized appreciation and $5,106,335 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On May 18, 2010, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	200	5,000,000	June 9, 2010
B	200	5,000,000	June 11, 2010
Total	400	10,000,000

The Fund 33

NOTES

The Fund 35

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak
President

Date:	May 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak
President

Date:	May 24, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 24, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)